

Grindr

INVESTOR PRESENTATION

SEPTEMBER 2022

LEGAL DISCLAIMER

This presentation and the accompanying oral presentation have been prepared by Grindr Group LLC (together with its subsidiaries, the "Company") for informational purposes only and to assist interested parties in making their own evaluation with respect to a potential business combination (the "Proposed Business Combination") between Tiga Acquisition Corp. ("Tiga") and the Company and related transactions and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any officer, director, employee, agent or advisor of the Company.

This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that the Company will achieve or is likely to achieve any particular future result.

While the Company is not aware of any misstatements regarding any information in this presentation, neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof.

Certain information contained herein is based on information released by third party sources. Neither the Company nor Tiga has independently verified such information. In addition, the Company does not undertake any obligation to update any information or forward-looking statement, or to update the reasons why actual results could differ materially from those anticipated herein, even if new information becomes available in the future.

This presentation does not purport to contain all the information or factors that may be required to make a full analysis of the Company or the Proposed Business Combination. Viewers of this presentation should each make their own evaluation of the Companyand of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and results of peer companies. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk.
The historical financial information provided herein, except for the fiscal years ended December 31, 2019, 2020 and 2021, is unaudited.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This presentation includes certain "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "outlook," "future," "predict," "potential," "intend," "will," "expect," "anticipate," "believe," "may," "continue," "should," "would," "seem," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to potential benefits of the transaction and the potential success of the Company and Tiga following the Proposed Business Combination. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Tiga or the Company will be obtained; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations affecting the Company's business or industry; the Company's ability to successfully capitalize on new and existing markets, including its ability to successfully monetize its products and services in those markets; the Company's ability to manage future growth; and the Company's ability to maintain and grow its market share; the effects of competition on the Company's business; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by Tiga's public stockholders; the ability of Tiga or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Tiga's S-4 and its amendments, under the heading "Risk Factors," and other documents of Tiga filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or the Company's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Tiga nor the Company presently know or that Tiga and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Tiga's and the Company's expectations, plans or forecasts of future events and views as of the date of this presentation. Tiga and the Company anticipate that subsequent events and developments will cause Tiga's and the Company's assessments to change. However, while Tiga and the Company may elect to update these forward-looking statements at some point in the future, Tiga and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Tiga's and the Company's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This presentation contains projected financial information with respect to the Company, namely the revenue (Non-GAAP, as defined below), revenue growth (Non-GAAP, as defined below), adjusted EBITDA and adjusted EBITDA margin for the six months ended June 30, 2022. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Tiga nor the independent registered public accounting firm of the Company, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Tiga with the SEC. Some of the financial information and data contained in this presentation, such as revenue (Non-GAAP), adjusted EBITDA and adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Adjusted EBITDA is defined as net earnings before interest expense, income tax expense, depreciation and amortization.

CONFIDENTIAL

LEGAL DISCLAIMER

Financial Information; Non-GAAP Financial Measures (Contd.)

Tiga and the Company believe adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. Tiga and the Company believe that the use of adjusted EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar Non-GAAP financial measures to investors. Management does not consider these adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In order to compensate for these limitations, management presents Non-GAAP financial measures in connection with GAAP results. The Company is not providing a reconciliation of its adjusted EBITDA for full years 2021–2025 to the most directly comparable measure prepared in accordance with GAAP because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. You should review the Company's audited financial statements, which will be included in the Registration Statement (as defined below) relating to the Proposed Business Combination (as described further below). In addition, all the Company historical financial information included herein is preliminary and subject to change.

Additional Information About the Proposed Business Combination and Where To Find It

The Proposed Business Combination will be submitted to stockholders of Tiga for their consideration. Tiga intends to file a registration statement on Form S-4 (the "Registration Statement") with the SEC which will include preliminary and definitive proxy statements to be distributed to Tiga's stockholders in connection with Tiga's solicitation for proxies for the vote by Tiga's stockholders in connection with the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company's stockholders in connection with the completion of the Proposed Business Combination. After the Registration Statement has been filed and declared effective, Tiga will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Proposed Business Combination. Tiga's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Tiga's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Proposed Business Combination, because these documents will contain important information about Tiga, the Company and the Proposed Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Proposed Business Combination and other documents filed with the SEC by Tiga, without charge, at the SEC's website located at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Tiga, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Tiga's stockholders in connection with the Proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Tiga's stockholders in connection with the will be set forth in Tiga's proxy statement / prospectus when it is filed with the SEC. You can find more information about Tiga's directors and executive officers in Tiga's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of the Company, Tiga and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with Tiga or the Company, or an endorsement of sponsorship by or of Tiga or the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Tiga or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

INTRODUCTION TO TIGA

Successful track record of more than 46 years investing across multiple strategies including public and private equity, credit and special situations

FARALLON

GOLDMAN SACHS



G. Raymond Zage
Chairman & CEO

TIGA



Ashish Gupta
Director & President

FARALLON

GOLDMAN SACHS

KOTAK

REPRESENTATIVE INVESTMENT EXPERIENCE

GOJEK | **TOSHIBA** | **MOBIKE** | **BANK BCA**

SEA | **PROTELINDO** | **THE EXECUTIVE CENTRE**

TRANSACTION OVERVIEW

KEY TRANSACTION HIGHLIGHTS

- Tiga Acquisition Corp, a publicly listed SPAC, to combine with Grindr
- Grindr rollover equity to be valued at $1.6 billion
- Tiga sponsor or its assign to invest up to $100 million in additional cash equity pursuant to forward purchase agreement[1]
- Existing Grindr shareholders to own approximately 78% of the combined company at closing

ILLUSTRATIVE SOURCES & USES (in millions)

Sources	
Tiga Cash in Trust[4]	$287.5
Forward Purchase Agreement[1]	100.0
Cash at Closing	55.4
Bank Loan (Net of Fees)	200.0
Grindr Rollover Equity[2]	1,601.7
Total Sources	**$2,244.6**
Uses	
Grindr Rollover Equity[2]	$1,601.7
Distribution for Deferred Payment[5]	287.8
Repayment of Existing Loans	203.2
Cash to Balance Sheet	116.9
Transaction Expenses	35.0
Total Uses	**$2,244.6**

ILLUSTRATIVE PF ENTERPRISE VALUE BUILD

Shares	
Rollover Shares[2]	156.2
Forward Purchase Agreement[1]	10.0
Public Shareholders	27.6
Tiga Founder Shares	6.9
Pro forma Shares Outstanding	**200.7**
Share Price	$10.00
Equity Value	**$2,007.2**
(+) Net Debt[3]	$83.1
Pro forma Enterprise Value	**$2,090.3**

ILLUSTRATIVE PRO-FORMA OWNERSHIP[2]



Tiga Public Shareholders; 14%
Sponsor; 3%
FPA Shareholders; 5%
Rollover Equity; 78%

(1) Shares issued pursuant to the forward purchase commitment and backstop commitment are at a deemed value of $10 per share. It is expected that prior to the closing of the business combination, Tiga sponsor will assign its obligations under the forward purchase agreement to San Vicente Parent LLC, a shareholder of Grindr.
(2) Excludes 3.9M shares to be associated with rollover options as well as aggregate in the money options and warrants. Assumes no redemptions.
(3) Assumes no redemptions of public shares. Assumes Grindr's outstanding debt at closing amounts to $200M. Net Debt may be larger than stated as a result of increasing levels of redemptions.
(4) Calculated as of June 30, 2022. Cash in trust assumes no redemptions; cash may be reduced, including to the extent of Tiga stockholder redemptions.
(5) Reflects a total estimated cash distribution to Grindr unitholders of $287.8 million through a capital distribution to be declared prior to the closing of the transaction and paid at the closing. Of that amount, $155.0 million is to be used to extinguish the remaining deferred payment and $132.8 million is to be distributed to Grindr unitholders. The $132.8 million includes $4.5 million of unpaid distribution accrued for on the Grindr historical balance sheet.

CONFIDENTIAL

WHAT WE LOVE ABOUT GRINDR

Grindr's platform is purpose-built to help foster a tight-knit community

Community At Its Core
Grindr is essential to the LGBTQ+ community

Rapidly Growing TAM
Large and growing addressable market

Clear First-Mover Advantage
Grindr is the leading player in the LGBTQ+ social networks; a unique global brand

Compelling Competitive Advantage
Competitive moat with high engagement, MAU growth & network effects

Attractive Financial Profile
Growing business model with best-in-class margins

Significant Room For Growth
Grindr's monetization and growth story has just begun

PROPOSED BOARD OF DIRECTORS



MICHAEL GEARON



MEGHAN STABLER



JAMES LU



DANIEL BROOKS BAER



G. RAYMOND ZAGE



GARY HOROWITZ



NATHAN RICHARDSON



GEORGE ARISON



MAGGIE LOWER

REPRESENTATIVE BOARD EXPERIENCE

ATLANTA HAWKS BASEKETBALL CLUB | PLANNED PARENTHOOD | CHEGG | GOTO | TOSHIBA

VENTURE FOR AMERICA | INVESTING.COM | BELONG ACQUISITION CORPORATION | DEALENGINE

INTRODUCTION

OUR MISSION

Connect LGBTQ+ people with one another and the world.



THE #1 SOCIAL NETWORK FOR THE LGBTQ+ COMMUNITY

WE PROVIDE OUR USERS WITH UNRIVALED ACCESS, RESOURCES, AND OPPORTUNITIES TO CONNECT

IDENTITY Create, manage, and control user identity and presence
Profile, Photos, Description, Stats, Expectations, Identity, Tags

CONNECTING Easily find and be found by other users
Cascade / Grid, Search, Filters, Viewed Me, Favorites, Explore

INTERACTION Chat with and meet potential connections
Inbox, Messaging, Group Chatting, Location, Photo, Videos, and Audio Sharing

SAFETY Guidance and tools to enable a safe user experience
STI Testing, Sexual Health Resources, Safety Advice, Flagging and Reporting


9:41
Browse
Nearby
Fresh
Explore

CONFIDENTIAL

FUNDAMENTALLY DIFFERENT THAN TRADITIONAL DATING APPS

No swiping means users get access to the global LGBTQ+ community. Free users can access the closest 100 people at a time.


Browse
10
Nearby
Fresh
Explore
hi
James
it me
Chill
Henry
Hey, what's up?
Not much, how are you?
Hey there 26

CONFIDENTIAL

WE ARE THE DIGITAL CONNECTIVE TISSUE FOR THE GLOBAL LGBTQ+ COMMUNITY

What LGBTQ+ people are looking for...

- CASUAL DATING
- RELATIONSHIPS & LONG-TERM DATING
- COMMUNITY & FRIENDSHIP
- TRAVEL
- LOCAL & DISCOVERY

GRINDR BY THE NUMBERS

NON-GAAP REVENUE & ADJUSTED EBITDA

1H 2022 YoY GROWTH[6]

42% Non-GAAP Revenue

26% Adj. EBITDA



$66M
$11M
$87M
$22M
$109M
$50M
$113M
$51M
$147M
$77M
$63M
$33M
$90M
$42M
2017
2018
2019
2020
2021
1H 2021
1H 2022
Non-GAAP Revenue
Adj. EBITDA

85% Brand awareness[1]

61 min Average daily time spent[2]

~11M MAUs[3]

765K Q2 2022 Paying Users[4]

~80% User Profiles Are 35 Y/O Or Younger[5]

190+ Countries With Profiles

CONFIDENTIAL

[1] Morning Consult brand tracking research commissioned by Grindr, May 2022.
[2] Grindr time spent statistic is defined as number of minutes, on average, a profile spent on the Grindr app on a specific day. 61 minutes is the average for each day during the calendar month ended December 31, 2021.
[3] MAUs for the year ended December 31, 2021, sourced from Grindr internal data. See "Definitions" in the Appendix for additional detail.
[4] June 2022 paying users sourced from Grindr internal data and third-party data. See "Definitions" in the Appendix for additional detail.
[5] Based on self-reported ages of profiles that generated a server event during the 28 days ended December 31, 2021; excludes Grindr users who claim to be older than 90 years; sourced from Grindr internal data.
[6] Calculated based on Non-GAAP revenue for the six months ended June 30, 2022 and 2021. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).

MASSIVE AND UNTAPPED GLOBAL MARKET

CURRENT

$4 Billion

Online Social Networks Used by LGBTQ+[1]

FUTURE OPPORTUNITY

$14 Trillion

Estimated total GDP of self identifying LGBTQ+ Population in 2026[1]

Grindr services targeted to Marketplace, Travel, Health & Wellness, Entertainment & beyond would address significant portions of the estimated $14 trillion total GDP represented by the global LGBTQ+ population in 2026

[1] Source: Frost & Sullivan market research, March 2022. $4.0 billion market size is a total market revenue estimate for 2022.

INTRODUCING THE GRINDR TEAM


GEORGE ARISON
CEO


Vanna Krantz
CFO


AJ BALANCE
CPO


MEGHA BAMBRA
VP, MOBILE ENGINEERING


GARY BINFORD
VP, FINANCE


ALICE HUNSBERGER
VP, CUSTOMER EXPERIENCE


RON DE JESUS
CHIEF PRIVACY OFFICER


JOEL KEATING
CISO


PATRICK LENIHAN
VP, HEAD OF COMMUNICATION


HEIDI SCHRIEFER
VP, PEOPLE & PLACES


BILL SHAFTON
VP, BUSINESS & LEGAL AFFAIRS


ERIC WILLIS
VP, BACK-END ENGINEERING

PRIOR COMPANY EXPERIENCE

EHARMONY EXPEDIA GOLDMAN SACHS GOOGLE OKCUPID

SHOPRUNNER TINDER UBER VERIZON DISNEY YAHOO!

INVESTMENT HIGHLIGHTS

INVESTMENT HIGHLIGHTS

1. Highly profitable business in early innings of monetization journey
2. Large, growing global TAM with attractive user demographics
3. Clear brand leader with the world's largest global LGBTQ+ platform
4. Unmatched engagement engine, rapidly growing user base and wide-ranging use cases over time
5. Compelling financial model and valuation profile

CONFIDENTIAL

1

RAPIDLY GROWING AND HIGHLY PROFITABLE BUSINESS

HIGH NON-GAAP REVENUE GROWTH[1]

42%

1H 2022 YoY Growth

Very attractive relative to publicly traded peers

MINIMAL MARKETING SPEND AS % OF REVENUE[2]

~1%

1H 2022

Testament to strength of brand, product, and community

BEST-IN-CLASS ADJUSTED EBITDA MARGIN PROFILE[1]

46%

1H 2022

Consistent historical Adj. EBITDA margins

(1) Calculated based on Non-GAAP revenue. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).
(2) Calculated as 1H 2022 sales & marketing expense, primarily customer acquisition, branding & content expenses divided by Non-GAAP revenue.

1

JUST BEGINNING TO PULL OUR MONETIZATION GROWTH LEVERS

	Grindr	BUMBLE	TINDER
ARPPU[1]	~$17	~$29	~$16
Paying User Penetration[2]	~6%	~9%	~18%
Premium Tier Subscriptions	XTRA, Unlimited	Boost, Premium	Plus, Gold, Platinum
Premium Add-Ons	Boost *Others coming soon*	SuperSwipe, Spotlight, Travel Mode, BackTrack	Super Like, Boost, Read Receipts, Top Pick, Super Boost
Product Adjacencies	Local, Tag Search, Explore *Others coming soon*	Bumble BFF, Bumble Bizz	Passport, Travel Modes, Tinder U, Places
Subscription Pricing Optimization	Duration *Others coming soon*	Duration, Region	Duration, Region, Age
User Funnel Management	In-App Marketing Offers *Others coming soon*	Yes	Yes
Web	*Coming soon*	Bumble Web	Tinder Online
International Focus	*Coming soon*	Yes	Yes

[1] "ARPPU" is Average Direct Revenue per Paying User for the quarter ended June 30, 2022. See "Definitions" in the Appendix for additional detail.
[2] Grindr paying user penetration calculated as average paying users for the quarter ended June 30, 2022 divided by average MAUs for 2021. Tinder and Bumble paying user penetration calculated as paying users in 2021 (as defined and reported publicly in Q4-2021 earnings release) divided by MAUs sourced from Frost & Sullivan market research, March 2022. See "Definitions" in the Appendix for additional detail.
Sources: Public SEC filings, corporate websites.

CONFIDENTIAL

1

MONETIZATION

FREE EXPERIENCE	PREMIUM EXPERIENCES		
ADVERTISING & PARTNERSHIPS	XTRA	UNLIMITED	PREMIUM ADD-ONS

ADVERTISING & PARTNERSHIPS


BRIDESMAN

XTRA

XTRA

Access

Provides an initial set of premium features for a subscription fee

- ✓ No Ads
- ✓ More Functionality
- ✓ More Connections

UNLIMITED

UNLIMITED
NO MORE BOUNDARIES

Efficiency & Control

Provides unlimited access, control, and customization for a premium price

- ✓ More Functionality
- ✓ Unlimited Connections

PREMIUM ADD-ONS

A La Carte

Provide enhanced user experience

INDIRECT REVENUE	DIRECT REVENUE

CONFIDENTIAL

2 OUR CORE MARKET IS GROWING RAPIDLY

ESTIMATED GLOBAL SELF-IDENTIFIED LGBTQ+ POPULATION[1]



10-Year CAGR: 5.4%
390M
420M
450M
481M
510M
538M
564M
588M
612M
636M
660M
5.3%
5.6%
5.9%
6.3%
6.6%
6.9%
7.2%
7.4%
7.7%
7.9%
8.2%
2016
2017
2018
2019
2020
2021
2022E
2023E
2024E
2025E
2026E
Self-Identified LGBTQ+ Population
% of Total Population

Our ~11M[2] MAUs & the current self-identified LGBTQ+ population of 538M implies just ~2% penetration globally

% OF GLOBAL POPULATION IDENTIFYING AS LGBTQ+, BY AGE GROUP[1]



13.4%
10.3%
10.9%
6.8%
8.9%
6.7%
2016
2017
2018
2019
2020
2021
2022E
2023E
2024E
2025E
2026E
18-24
25-34
35-49
50-64
65+

Gen Z adults (18-24) are 4x more likely to identify LGBTQ+ than boomers (65+)

CONFIDENTIAL

[1] Source: Frost & Sullivan market research, March 2022.
[2] MAUs based on Grindr internal data as of December 31, 2021. LGBTQ+ population for 2021. See "Definitions" in the Appendix for additional detail.

2 HIGHLY COVETED USER DEMOGRAPHIC WITH UNIQUE VALUE DRIVERS

KEY USER DEMOGRAPHICS[1]

$14T
Estimated total GDP of self-identified LGBTQ+ population in 2026

30%
More spent per capita on recreational activities by US LGBTQ+ population vs. general population

18%
Higher median income in US male same-sex households compared to opposite sex households

58%
Of US male same-sex households have at least one bachelor degree (vs. 42% for opposite sex households)

36%
Of US-based gay and bi men consider themselves at least moderate luxury travelers (vs. 30% for all identities)

CONFIDENTIAL

(1) Source: Frost & Sullivan market research, March 2022.
Note: GDP statistic is an estimate for 2026; expenditure and travel statistics are for 2021; household and income statistics are for 2020.

80% OF GRINDR PROFILES ARE AGED 18-35

GRINDR PROFILES AGE DISTRIBUTION[1]


41+
11%
18-23
27%
36-40
9%
30-35
20%
24-29
33%

80% of Grindr profiles are aged 18-35
Tremendous engagement with highly attractive, core young user

Average age of our user base has remained young
Profile age distribution has remained consistent over time, suggesting ongoing influx of new users

Positioned to grow with our cohorts
Significant opportunity to capture larger share of older demographics through specific product features

CONFIDENTIAL

(1) Based on self-reported profile ages for the 28-days ended December 31, 2021; excludes Grindr users who claim to be older than 90 years; sourced from Grindr internal data.

3

GRINDR IS DIFFERENTIATED FROM MAINSTREAM DATING BRANDS

	Grindr	BUMBLE[4]	TINDER[4]	HORNET, SCRUFF, ROMEO[4]
Market Positioning	Connecting the LGBTQ+ community	Female empowerment	Dating for the masses	Niche
Monthly Active Users[1]	~11M	~16M	~58M	~1-3M
Daily Time Spent Per User[2]	~61 min	~14 min	~18 min	~20-40 min
# Of Countries[3]	190+	50+	190+	N/A

(1) MAUs for the year ended December 31, 2021, sourced from Grindr internal data. Bumble and Tinder MAUs sourced from Frost & Sullivan market research, March 2022. See "Definitions" in the Appendix for additional detail.
(2) Monthly average of each daily 7-day average of the time spent by a profile on the Grindr app as of December 31, 2021. Bumble and Tinder metrics are sourced from Frost & Sullivan market research, March 2022 and public filings.
(3) Grindr metric based on number of unique countries in which we had MAUs for the month ended December 31, 2021; Bumble number of countries statistic is as of December 31, 2021; Tinder number of countries statistics based on number of countries the app is available in and sourced from corporate website.
(4) Consolidated statistics for Match Group and Bumble Inc (Bumble + Badoo). Hornet, Scruff, and Romeo are sourced from Frost & Sullivan market research, March 2022.

3 GRINDR IS ESTABLISHED IN THE SOCIAL CONVERSATION

SOCIAL MEDIA FOLLOWING (000's)[1]



Grindr
Tinder
Instagram
473
397
YouTube
466
114
Twitter
258
211

FOLLOWERS AS A % OF MAUs[2]



Grindr
Tinder
Instagram
4.4%
0.7%
YouTube
4.3%
0.2%
Twitter
2.4%
0.4%

(1) Social media followings per official accounts as of 5/5/22.
(2) MAUs for the year ended December 31, 2021, sourced from Grindr internal data. See "Definitions" in the Appendix for additional detail.

4 OUR USER ENGAGEMENT IS UNPARALLELED


AVERAGE TIME SPENT ON APP PER DAY (MINUTES)[1]
Grindr
61
FACEBOOK
33
TWITTER
31
INSTAGRAM
29
SNAPCHAT
28

(1) Grindr time spent statistic is defined as number of minutes, on average, a profile spent on the Grindr app on a specific day. 61 minutes is the average for each day during the calendar month ended December 31, 2021.
Sources: Non-Grindr statistics are sourced from Statista/eMarketer and as of January 2021.

4 SUPERIOR ENGAGEMENT DRIVEN BY SCALE, TECHNOLOGY & LOCAL COMMUNITY FOCUS



SCALE
- First Mover Advantage
- Market Leader
- User Density in Key Geographies

LOCATION-BASED INTERFACE
- Higher-Value Connections
- Instant Feedback
- Streamlined Product Enhancement

REAL-TIME CONNECTION
- Higher Engagement
- Deeper Sense of Community
- Greater Monetization Opportunities

4 PRODUCT ROADMAP FOCUSED ON SUPER SERVING OUR COMMUNITY

LOCATION-BASED INTERFACE DRIVES ENGAGEMENT, GROWTH, AND PRODUCT INNOVATION

2009
Casual dating for gay men



Casual

TODAY
LGBTQ+ casual, dating, social, community



Casual
Dates
Friends
Social
Relationship

FUTURE
Super serving the community

Improve core user experience to drive better engagement and retention

Leverage industry playbook to increase monetization and add new revenue sources

Expand product to attract new users and serve additional use cases

CONFIDENTIAL

4 NEW WAYS TO BUILD COMMUNITY FOR OUR USERS

IDENTITY EXPRESSION


My Tags 2/8
bear
college
Search
adventurous
anime
art
beach
bear
beard
bi
brunch
catperson
chill
cleancut
college
concerts
condoms
confident
cooking
couple
cub
cuddling
curious
dancing
dating
direct
discreet
diy
dogperson
drag
drugfree

TAG SEARCH


Search tags
ALL TAGS
adventurous
anime
art
beach
bear
beard
bi
brunch

BETTER CONNECTIONS


Hey there 26
Online now
bear
college
Wanna go to an amusement park? Looking for friends and dates.
Height
6'0"
Weight
175 lbs
Ethnicity
Asian
Body Type
Average
Pronouns
He/Him/His
Tribes
Clean-Cut

COMMUNITY


bear
hi
look at me
Chill
Henry
Let's Do It
Monty

CONFIDENTIAL

5

ORGANIC GROWTH PROPELS REVENUE AND MARGINS

NON-GAAP REVENUE[1]



22% CAGR
$66M
$87M
$109M
$113M
$147M
42% YoY Growth
$63M
$90M
2017
2018
2019
2020
2021
1H 2021
1H 2022

ADJUSTED EBITDA[1,2]



62% CAGR
$77M
53%
52%
46%
46%
45%
$50M
$51M
26% YoY Growth
$42M
25%
$33M
17%
$22M
$11M
2017
2018
2019
2020
2021
1H 2021
1H 2022
Adj. EBITDA
Adj. EBITDA Margin

CONFIDENTIAL

(1) Calculated based on Non-GAAP revenue. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).
(2) Source: Audited Grindr financial statements for 2019 - 2021 and unaudited Grindr financial statements for 2016 – 2018 and 1H 2022.

5 ESTABLISHED PLAYBOOK TO GREATER MONETIZATION

	Grindr	BUMBLE	TINDER
Annual MAUs[1]	~11M	~16M	~58M
Paying Users[2]	765K	3.0M	16.4M[6]
Paying User Penetration Rate	~6%	~9%	~18%
Monthly ARPPU[3]	~$17	~$29	~$16
Adj. EBITDA Margins[5]	46%	Mid 20%'s[4]	High 30%'s[4]

(1) MAUs for the year ended December 31, 2021, sourced from Grindr internal data. Bumble and Tinder MAUs sourced from Frost & Sullivan market research, March 2022. See "Definitions" in the Appendix for additional detail.
(2) Paying Users is a monthly average for the quarter ended June 30, 2022 sourced from Grindr internal data and third-party data. See "Definitions" in the Appendix for additional detail. Bumble metric is an average for the quarter ended June 30, 2022, sourced from public SEC filings.
(3) Grindr and Bumble ARPPU calculated as Direct Revenue divided by Paying Users for the quarter ended June 30, 2022. Tinder ARPPU calculated as Direct Revenue divided by Paying Users for the quarter ended June 30, 2022. See "Definitions" in the Appendix for additional detail.
(4) Consolidated statistics for Match Group and Bumble Inc (Bumble, Badoo, and Fruitz).
(5) Adjusted EBITDA margin for the six months ended June 30, 2022.
(6) Tinder metrics are monthly averages for the quarter ended June 30, 2022, and include Paying Users + microtransaction payers.

CONFIDENTIAL

5 FINANCIAL GUIDANCE

	2021		2022E[2]
Revenue Growth (Non-GAAP)[1]	30%	→	30-35%
ADJUSTED EBITDA MARGIN	53%	→	42-45%

(1) Calculated based on Non-GAAP revenue. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).
(2) Grindr internal estimates.

5 OPERATING METRICS BENCHMARKING

	Grindr	Bumble	Match[2]	Twitter	Snap	Pinterest
		Dating		Social Media & Ads		
	LTM 1H 2022	LTM 1H 2022		LTM 1H 2022		
LTM GAAP Revenue *(in millions)*	$173	$840	$3,201	$5,229	$4,539	$2,720
LTM GAAP Revenue Growth	47%	23%	20%	17%	36%	21%
Adj. EBITDA Margin[1]	49%	25%	35%	26%	13%	27%
Sales & Marketing Expense as % of Revenue	1%	28%	18%	24%	22%	27%

(1) Adjusted EBITDA margin for the last twelve months ended June 30, 2022.
(2) Adjusted Operating Income is used in place of Adjusted EBITDA for the Match Group's calculations.
Sources: Grindr internal data; public company filings available via US SEC website as of 6/30/2022.

APPENDIX

HISTORICAL ANNUAL GAAP INCOME STATEMENT

($ in millions)	2019 FY (audited)	2020 FY (audited)	2021 FY (audited)	2021 1H (unaudited)	2022 1H (unaudited)
Revenues	**$108.7**	**$104.5**	**$145.8**	**$62.6**	**$90.1**
Operating costs and expenses					
Cost of revenue (exclusive of depreciation and amortization shown separately below)	$27.5	$31.4	$37.4	$16.1	$23.8
Selling, general and administrative expenses	$32.6	$31.2	$30.5	$13.4	$33.4
Product development expense	$11.1	$14.4	$11.0	$4.6	$7.9
Depreciation and amortization	$27.4	$27.0	$42.9	$21.5	$18.1
Total operating costs and expenses	**$98.6**	**$104.1**	**$121.8**	**$55.6**	**$83.2**
Income (loss) from operations	**$10.1**	**$0.3**	**$24.1**	**$7.0**	**$6.9**
Other (expense) income					
Interest (expense) income , net	$0.4	($14.8)	($18.7)	($10.6)	($6.2)
Other (expense) income, net	($0.3)	$0.1	$1.3	-	($0.1)
Total other (expense) income	**$0.0**	**($14.7)**	**($17.4)**	**($10.6)**	**($6.3)**
Net income (loss) before income tax	**$10.1**	**($14.4)**	**$6.7**	**($3.6)**	**$0.6**
Income tax provision (benefit)	$2.4	($2.6)	$1.2	($0.7)	$0.3
Net income (loss) and comprehensive income (loss)	**$7.7**	**($11.8)**	**$5.4**	**($3.0)**	**$0.3**

NON-GAAP RECONCILIATION

($ in millions)	2019 FY (audited)	2020 FY (audited)	2021 FY (audited)	2021 1H (unaudited)	2022 1H (unaudited)
GAAP Revenue	**$108.7**	**$104.5**	**$145.8**	**$62.6**	**$90.1**
Non-core revenue adjustments	-	$8.2	$0.9	$0.9	-
Non-GAAP Revenue	**$108.7**	**$112.7**	**$146.7**	**$63.5**	**$90.1**
Net income (loss)	**$7.7**	**($13.1)**	**$5.1**	**($3.3)**	**$0.3**
(+) Interest expense (income), net	($0.4)	$14.8	$18.7	$10.6	$6.2
(+) Income tax provision (benefit)	$2.4	($2.6)	$1.2	($0.7)	$0.3
(+) Depreciation and amortization	$27.4	$28.3	$43.2	$21.8	$18.1
(+) Transaction-related costs	-	$7.2	$1.2	$1.1	$0.1
(+) Non-recurring expense/losses (gains)	$5.8	$5.7	$3.6	$1.3	$2.7
(+) Stock-based compensation expense	$6.8	$1.3	$2.5	$1.1	$13.7
(+) Management fees	$0.7	$0.8	$0.7	$0.4	$0.4
(+) Non-core expenses/losses (gains)[1]		$8.2	$0.9	$0.9	-
Adjusted EBITDA	**$50.5**	**$50.7**	**$77.1**	**$33.2**	**$41.7**

(1) The $8.2M and $0.9M in non-GAAP revenue adjustments in 2020 and 2021 respectively are purchase accounting deferred revenue adjustments related to the San Vicente acquisition. These adjustments are included as a subset of the total "non-core expenses/losses (gains)," resulting in different non-core expenses / losses (gains) in the revenue and EBITDA reconciliations.

CONFIDENTIAL

RISK FACTORS SUMMARY

The risks presented below are certain of the general risks related to the business of the Company and Tiga, and such list is not exhaustive. The list below has been prepared solely for purposes of the proposed Business Combination, and solely for, and not for any other purpose. The occurrence of any of the following risks or additional risks and uncertainties not presently known to us or that we currently believe to be immaterial could materially apotential investorsnd adversely affect our business, financial condition or results of operations. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. Risks relating to the business of the Company will be disclosed in future documents filed or furnished by the Company and Tiga with the SEC, including the documents filed or furnished in connection with the proposed transactions between the Company and Tiga. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Tiga and the proposed transactions between the Company and Tiga, and may differ significantly from, and be more extensive than, those presented below.

Risks Related to Grindr's Business

Risks Related to Grindr's Brand, Products and Services, and Operations

- Grindr's business depends on the strength and market perception of the Grindr brand. If events occur that damage Grindr's reputation and brand, its ability to expand its base of users may be impaired, and Grindr's business could be materially adversely affected.
- Changes to Grindr's existing products and services, or the development and introduction of new products and services, could fail to attract or retain users or generate revenue and profits.
- If Grindr fails to retain existing users or add new users, or if Grindr's users decrease their level of engagement with its products and services or do not convert to paying users, its revenue, financial results, and business may be significantly harmed.
- Inappropriate actions by certain of Grindr's users could be attributed to Grindr and damage Grindr's brand or reputation, or subject Grindr to regulatory inquiries, legal action, or other liabilities, which, in turn, could materially adversely affect its business.
- Unfavorable media coverage could materially and adversely affect Grindr's business, brand, or reputation.
- The online social networking industry in which Grindr operates is highly competitive, and if Grindr cannot compete effectively its business will suffer.
- Grindr has grown rapidly in recent years and certain members of its management team have joined Grindr recently. If Grindr is unable to manage its growth effectively, its brand, company culture, and financial performance may suffer.
- Grindr's quarterly operating results and other operating metrics may fluctuate from quarter to quarter, which makes these metrics difficult to predict.
- Privacy concerns relating to Grindr's services and the use of user information could negatively impact its user base or user engagement, which could have a material and adverse effect on its business, financial condition, and results of operations.Z
- The distribution, marketing of, and access to Grindr's products and services depend, in large part, on third-party platforms and mobile application stores, among other third-party providers. If these third parties limit, prohibit, or otherwise interfere with the distribution or use of Grindr's products and services in any material way, it could adversely affect its business, financial condition, and results of operations.
- Grindr has a limited operating history and, as a result, its past results may not be indicative of future operating performance.
- Grindr's business and results of operations may be materially adversely affected by the recent COVID-19 pandemic, the 2022 monkeypox outbreak or other similar outbreaks.

Risks Related to Information Technology Systems and Intellectual Property

- Security breaches, unauthorized access to or disclosure of Grindr's data or user data, other hacking and phishing attacks on Grindr's systems, or other data security incidents could compromise sensitive information related to Grindr's business and/or personal data processed by it or on its behalf and expose Grindr to liability, which could harm its reputation, generate negative publicity, and materially adversely affect its business.
- Grindr's success depends, in part, on the integrity of its information technology systems and infrastructures and on its ability to enhance, expand, and adapt these systems and infrastructures in a timely and cost-effective manner.
- From time to time, Grindr is party to intellectual property-related litigations and proceedings that are expensive and time consuming to defend, and, if resolved adversely, could materially adversely impact its business, financial condition, and results of operations.

RISK FACTORS SUMMARY

Risks Related to Regulation and Litigation

- Grindr's success depends, in part, on its ability to access, collect, and use personal data about its users and to comply with applicable privacy and data protection laws and industry best practices.
- The varying and rapidly evolving regulatory framework on privacy and data protection across jurisdictions could result in claims, changes to Grindr's business practices, monetary penalties, increased cost of operations, or declines in user growth or engagement, or otherwise harm its business.
- Investments in Grindr's business may be subject to U.S. foreign investment regulations which may impose conditions on or limit certain investors' ability to purchase its stock or otherwise participate in the Business Combination, potentially making the stock less attractive to investors. Grindr's future investments in U.S. companies may also be subject to U.S. foreign investment regulations.
- Grindr is subject to litigation, regulatory and other government investigations, enforcement actions, and settlements, and adverse outcomes in such proceedings could have a materially adverse effect on its business, financial condition, and results of operation.

Risks Related to Grindr's Indebtedness

- Grindr's indebtedness could materially adversely affect its financial condition, its ability to raise additional capital to fund its operations, operate its business, react to changes in the economy or its industry, meet its obligations under its outstanding indebtedness, including significant operating and financial restrictions imposed on it by its debt agreements, and it could divert its cash flow from operations for debt payments.

Risks Related to Tiga and the Business Combination

- The Sponsor and the independent directors of Tiga have agreed to vote in favor of the Business Combination, regardless of how Tiga's public shareholders vote.
- The Sponsor, certain members of the Tiga board of directors and certain Tiga officers, including without limitation Mr. Zage and Mr. Gupta, who own 43% and 4.5% of Grindr, respectively, have interests in the Business Combination that are different from or are in addition to other shareholders in recommending that shareholders vote in favor of approval of the business combination proposal and approval of the other proposals.
- Because the post-combination company will become a publicly-traded company by virtue of a merger as opposed to an underwritten initial public offering, the process does not use the services of one or more underwriters, which could result in less diligence being conducted.
- The exercise of Tiga's directors' and executive officers' discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in Tiga's shareholders' best interest.
- If Tiga is unable to complete the Business Combination or another initial business combination by November 27, 2022, Tiga will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining shareholders and the Tiga Board, dissolving and liquidating. In such event, third parties may bring claims against Tiga and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by shareholders could be less than $10.40 per share.
- The proportionate ownership of Tiga's shareholders will be reduced as a consequence of, among other transactions, the issuance of New Grindr Equity Common Stock as consideration in the Business Combination, the Forward Purchase Commitment and the Backstop Commitment. Having a minority share position in New Grindr will reduce the influence that Tiga's current shareholders have on the management of New Grindr following the Business Combination.
- Warrants will become exercisable for New Grindr Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our shareholders.
- The Sponsor and existing members of Grindr and the Forward Purchase Investors will beneficially own a significant equity interest in New Grindr and may take actions that conflict with your interests. Our stockholders will experience immediate dilution as a consequence of the issuance of New Grindr Common Stock as consideration in the Business Combination and may be further diluted following the closing of the Business Combination as a result of the terms thereof. Having a minority share position may reduce the influence that our current stockholders have on the management of New Grindr.

DEFINITIONS

1. "*ARPU* " is Average Total Revenue per User, which is calculated based on Total Revenue in any measurement period, divided by our MAUs in such a period divided by the number of months in the period.

2. "*ARPPU* " is the Average Direct Revenue per Paying User, which is calculated based on Direct Revenue in any measurement period, divided by Paying Users in such a period divided by the number of months in the period.

3. "*MAUs*", or Monthly Active Users, are unique devices that have demonstrated activity on the Grindr App over the course of the specified period. Activity on the app is defined as opening the app, chatting with another user, or viewing the cascade of other users. Grindr also excludes devices where all linked profiles have been banned for spam. We calculate MAUs as a monthly average, by counting number of MAUs in each month and then dividing by the number of months in the relevant period.

4. "*Paying Users*" are users that have purchased or renewed a Grindr subscription and/or purchased premium add-ons on the Grindr App. We calculate Paying Users as a monthly average, by counting the number of Paying Users in each month and then dividing by the number of months in the relevant measurement period.